Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 23, 2003

Florida East Coast Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	001-82728	59-2349968

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

One Malaga Street, St. Augustine, Fl		32084

(Address of Principal Executive Offices)		(Zip Code)

(904) 826-2398
(Registrant’s telephone number)

Item 9. Regulation FD Disclosure

     On April 22, 2003, each of the Chief Executive Officer, Robert W. Anestis, and the Chief Financial Officer, Richard G. Smith, of Florida East Coast Industries, Inc. (FECI) made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying FECI’s Quarterly Report on Form 10Q for the period ended March 31, 2003. A copy of the certifications is attached hereto as an Exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc. (Registrant)

Dated: April 23, 2003	By:	/s/ Heidi J. Eddins

Name: Heidi J. Eddins
Title: Executive Vice President, Secretary & General Counsel